                             JOINT FILING AGREEMENT

       In accordance with the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on any Form 3, Form 4, Form 5, Schedule 13D or Schedule 13G, and any
and all amendments thereto relating to shares of Common Stock, par value $0.0001 per share, of UpHealth, Inc., a company incorporated under the laws of Delaware.
This Joint Filing Agreement shall be included as an Exhibit to such joint filing, and may be executed in any number of counterparts all of which together shall constitute one and the same instrument.

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       In evidence thereof, each of the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of June 4, 2022.

                                  SYED SABAHAT AZIM

                                  By:   /s/ Syed Sabahat Azim
                                        --------------------------------------
                                        Individually

                                  RICHA SANA AZIM

                                  By:   /s/ Richa Sana Azim
                                        --------------------------------------
                                        Individually

                                  SAIMA SIDDIQUI

                                  By:   /s/ Saima Siddiqui
                                        --------------------------------------
                                        Individually

                                  KIMBERLITE SOCIAL INFRA PRIVATE LIMITED

                                  Name: Syed Sabahat Azim
                                  Its:  Director

                                  By:   /s/ Syed Sabahat Azim
                                        --------------------------------------

                                  ELIGERE LIMITED LIABILITY COMPANY

                                  Name: Saima Siddiqui
                                  Its:  Managing Member

                                  By:   /s/ Saima Siddiqui
                                        --------------------------------------

                [Signature Page to Azim Joint Filing Agreement]